                              SCHEDULE 14A
                             (Rule 14a-101)
                 INFORMATION REQUIRED IN PROXY STATEMENT
                        SCHEDULE 14A INFORMATION
       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.      )

Filed by the registrant                         / x /

Filed by a party other than the registrant      /   /

Check the appropriate box:
/   /  Preliminary proxy statement

/ x /  Definitive proxy statement

/   /  Definitive additional materials

/   /  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                  Oppenheimer Multi-Sector Income Trust
- -------------------------------------------------------------------------
            (Name of Registrant as Specified in Its Charter)

                         Katherine P. Feld, Esq.
- -------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
/ x /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or
       14a-6(j)(2).

/   /  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

/   /  Fee Computed on table below per Exchange Act Rules 14a-6(i)(4) and
       0-11.

(1) Title of each class of securities to which transaction applies:
- -------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
- -------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:(1)
- -------------------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
- -------------------------------------------------------------------------
/   /  Check box if any part of the fee is offset as provided by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the
       offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
- -------------------------------------------------------------------------
(1) Amount previously paid:
- -------------------------------------------------------------------------
(2) Form, schedule or registration statement no.:
- -------------------------------------------------------------------------
(3) Filing Party:
- -------------------------------------------------------------------------
(4) Date Filed:

- -----------------------

(1) Set forth the amount on which the filing fee is calculated and state how it was determined.

                        OPPENHEIMER MULTI-SECTOR
                              INCOME TRUST

          Two World Trade Center, New York, New York 10048-0203

                Notice Of Annual Meeting Of Shareholders
                         To Be Held May 3, 1995

To The Shareholders of Oppenheimer Multi-Sector Income Trust:

Notice is hereby given that the Annual Meeting of the Shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado 80231, at 11:00 A.M., Denver time, on Wednesday, May 3, 1995, or any adjournments thereof (the "Meeting"), for the following purposes:

(1) To elect five Trustees in Class B to hold office until the term of such classes shall expire in 1998, or until their successors are elected and shall qualify;

(2) To ratify the selection of KPMG Peat Marwick LLP as the independent certified public accountants and auditors of the Fund for the fiscal year commencing November 1, 1994 (Proposal No. 1); and

(3) To transact such other business as may properly come before the Meeting.

Shareholders of record at the close of business on March 10, 1995 are entitled to vote at the Meeting. The election of Trustees and the Proposal are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote to elect each of its nominees as Trustee and in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

March 31, 1995
- -------------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary expense and duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                        OPPENHEIMER MULTI-SECTOR
                              INCOME TRUST

          Two World Trade Center, New York, New York 10048-0203


                             PROXY STATEMENT

                     Annual Meeting Of Shareholders
                         To Be Held May 3, 1995


This Proxy Statement is furnished to the shareholders of Oppenheimer Multi-Sector Income Trust (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at the Annual Meeting of Shareholders to be held at 3410 South Galena Street, Denver, Colorado 80231, at 11:00 A.M., Denver time, on Wednesday, May 3, 1995, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement will be made on or about March 31, 1995. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended October 31, 1994, call the Fund's transfer agent, Shareholder Financial Services, Inc., 3443 South Galena Street, Denver, Colorado 80231, at 1-800-647-7374.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the Meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of the Proposal to ratify the selection of independent auditors unless a choice is indicated to vote against or to abstain from voting on the Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules), as record holder, vote such shares in the same proportion as that broker-dealer votes street account shares for which voting instructions were timely received. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of the Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York 10048-0203; (2) attending the Meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of the preparation and distribution of these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's investment adviser, Oppenheimer Management Corporation (the "Adviser"), personally or by telephone or telegraph; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. As of March 10, 1995, the record date, there were 29,090,283 shares of the Fund issued and outstanding.
All shares of the Fund have equal voting rights as to the election of Trustees and as to the Proposal described herein, and the holders of shares are entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of the Fund.

                          ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that the Board of Trustees shall consist of three classes of Trustees with overlapping three year terms. One class of Trustees is to be elected each year with terms extending to the third succeeding annual meeting after such election, or until their successors shall be duly elected and shall have qualified. At the Meeting, five Class B Trustees are to be elected for a three year term, as described below, or until their respective successors shall be duly elected and shall have qualified. The persons named as attorneys-in-fact in the enclosed proxy have advised the Fund that unless a proxy instructs them to withhold authority to vote for all listed nominees or any individual nominee, all validly executed proxies will be voted by them for the election of the nominees named below as Trustees of the Fund. The proxies being solicited hereby cannot be voted for more than five nominees.

Each of the Class B nominees, Robert G. Galli, Benjamin Lipstein, Kenneth
A. Randall, Edward V. Regan and Russell S. Reynolds, Jr., is presently a Class B Trustee and has been previously elected by shareholders of the Fund. Each nominee has agreed to be nominated and to serve as a Trustee. Class B Trustees to be elected at the Meeting shall serve as such for a three year term and constitute the second class of the Board. The first and third classes of the Board and the expiration dates of their terms of office are shown below.

Each of the nominees and other Trustees is also a trustee or director of Oppenheimer Fund, Oppenheimer Global Fund, Oppenheimer Global Emerging Growth Fund, Oppenheimer Global Growth & Income Fund, Oppenheimer Growth Fund, Oppenheimer Time Fund, Oppenheimer Target Fund, Oppenheimer Tax-Free Bond Fund, Oppenheimer Gold & Special Minerals Fund, Oppenheimer New York Tax-Exempt Fund, Oppenheimer California Tax-Exempt Fund, Oppenheimer Multi-State Tax-Exempt Trust, Oppenheimer Asset Allocation Fund, Oppenheimer Mortgage Income Fund, Oppenheimer Discovery Fund, Oppenheimer Money Market Fund, Inc., Oppenheimer Multi-Government Trust and Oppenheimer U.S. Government Trust (together with the Fund, the "New York OppenheimerFunds"). Mr. Spiro is President of the Fund and each of the other New York OppenheimerFunds.

The nominees and other Trustees indicated below by an asterisk are "interested persons" (as that term is defined in the Investment Company Act of 1940, as amended, hereinafter referred to as the "Investment Company Act") of the Fund due to the positions indicated with the Adviser or its affiliates or other positions described. The year given below indicates when the nominees and the other Trustees first became a trustee or director of any of the New York OppenheimerFunds without a break in service. If any of the nominees should be unable to accept nomination or election, it is the intention of the persons named as attorneys-in-fact in the enclosed proxy to vote such proxy for the election of such other person or persons selected and nominated by disinterested Trustees as the Board of Trustees may, in its discretion, recommend.

As of March 10, 1995, the Trustees held shares of the Fund, as follows. Donald W. Spiro beneficially owned 25,000 shares of the Fund held in account for which Mr. Spiro is a trustee. Sidney M. Robbins disclaims beneficial ownership of 1,000 shares of the Fund held by his wife, Anne
S. Robbins. Benjamin Lipstein disclaims beneficial ownership of 1,000 shares of the Fund held by his wife, Rosalind Russell. Robert G. Galli held 3,000 shares of the Fund in a joint tenancy account and disclaims beneficial ownership of such shares. Except for the foregoing, no other Trustee and no officers of the Fund beneficially owned any shares of the Fund as of March 10, 1995.

                                                                Term
    Name and                   Business Experience            Currently
Other Information          During the Past Five Years          Expires
Class A

Leon Levy                  General Partner of Odyssey            1997
first became a             Partners, L.P. (investment
Trustee or Director        partnership) and Chairman of
in 1959                    Avatar Holdings, Inc.
Age: 69                    (real estate development).

Leo Cherne                 Chairman Emeritus of the              1997
first became a             International Rescue Committee
Trustee or Director        (philanthropic organization);
in 1982                    formerly Executive Director of
Age: 82                    The Research Institute of
                           America.

Clayton K. Yeutter         Of Counsel, Hogan & Hartson (a        1997
first became a             law firm); a director of B.A.T.
Trustee or Director        Industries, Ltd. (tobacco and
in 1992                    financial services), Caterpillar,
Age: 64                    Inc. (machinery), ConAgra, Inc.
                           (food and agricultural products),
                           Farmers Insurance Company
                           (insurance), FMC Corp. (chemicals
                           and machinery), Lindsay
                           Manufacturing Co. (irrigation
                           equipment), Texas Instruments,
                           Inc. (electronics) and The
                           Vigoro Corporation (fertilizer
                           manufacturer); formerly (in
                           descending chronological order)
                           Counsellor to the President
                           (Bush) for Domestic Policy,
                           Chairman of the Republican
                           National Committee, Secretary of
                           the U.S. Department of Agriculture,
                           and U.S. Trade Representative.

Class B

Robert G. Galli*           Vice Chairman of the Adviser;         1995
first became a             Vice President and Counsel of
Trustee or Director        Oppenheimer Acquisition Corp.
in 1993                    ("OAC"), the Adviser's parent
Age: 61                    holding company; formerly held
                           the following positions: a
                           director of the Adviser and
                           Oppenheimer Funds Distributor,
                           Inc. (the "Distributor"), Vice
                           President and a director of
                           HarbourView Asset Management
                           Corporation ("Harbourview") and
                           Centennial Asset Management
                           Corporation ("Centennial"),
                           investment adviser subsidiaries
                           of the Adviser; a director of
                           Shareholder Financial Services,
                           Inc. ("SFSI") and Shareholder
                           Services, Inc. ("SSI"), transfer
                           agent subsidiaries of the
                           Adviser; an officer of other
                           OppenheimerFunds; and Executive
                           Vice President and General
                           Counsel of the Adviser and
                           the Distributor.

Benjamin Lipstein          Professor Emeritus of Marketing,      1995
first became a             Stern Graduate School of
Trustee or Director        Business Administration, New
in 1974                    York University; Director of
Age: 71                    Sussex Publishers, Inc.
                           (Publishers of Psychology
                           Today and Mother Earth News)
                           and Director of Spy Magazine, L.P.

Kenneth A. Randall         A director of Dominion Resources,     1995
first became a             Inc. (electric utility holding
Trustee or Director        company), Dominion Energy, Inc.
in 1980                    (electric power and oil & gas
Age: 67                    producer), Enron-Dominion Cogen
                           Corp. (cogeneration company),
                           Kemper Corporation (insurance
                           and financial services company),
                           Fidelity Life Association
                           (mutual life insurance company);
                           formerly Chairman of the Board of
                           ICL Inc. (information systems),
                           and President and Chief Executive
                           Officer of The Conference Board,
                           Inc. (international economic and
                           business research).

Edward V. Regan            President of Jerome Levy Economics    1995
first became a             Institute; a member of the U.S.
Trustee or Director        Competitiveness Policy Council; a
in 1993                    director of GranCare, Inc. (health
Age: 64                    care provider); formerly New York
                           State Comptroller and a trustee,
                           New York State and Local Retirement
                           Fund.

Russell S. Reynolds, Jr.   Founder and Chairman of Russell       1995
first became a             Reynolds Associates, Inc.
Trustee or Director        (executive recruiting); Chairman
in 1989                    of Directors Publication, Inc.
Age: 63                    trustee of Mystic Seaport Museum,
                           International House, Greenwich
                           Historical Society and Greenwich
                           Hospital.

Class C

Elizabeth Moynihan         Author and architectural historian;     1996
first became a             a trustee of the Freer Gallery of
Trustee or Director        Art (Smithsonian Institution), the
in 1992                    Institute of Fine Arts (New York
Age: 65                    University), National Building
                           Museum; a member of the Trustees
                           Council, Preservation League of
                           New York State; a member of the
                           Indo-U.S. Sub-Commission on
                           Education and Culture.

Sidney M. Robbins          Chase Manhattan Professor Emeritus    1996
first became a             of Financial Institutions, Graduate
Trustee or Director        School of Business, Columbia
in 1963                    University; Visiting Professor of
Age: 83                    Finance, University of Hawaii; a
                           director of The Korea Fund, Inc.
                           and The Malaysia Fund, Inc.
                           (closed-end investment companies);
                           a member of the Board of Advisors,
                           Olympus Private Placement Fund,
                           L.P.; Professor Emeritus of
                           Finance, Adelphi University.

Donald W. Spiro*           Chairman Emeritus and a director      1996
first became a             of the Manager; formerly Chairman
Trustee or Director        of the Manager and Oppenheimer Funds
in 1985                    Distributor, Inc. (the "Distributor").
Age: 69

Pauline Trigere            Chairman and Chief Executive Officer     1996
first became a             of Trigere, Inc. (design and sale of
Trustee or Director        women's fashions).
in 1977
Age: 82

[FN]
- --------------
* A Trustee who is an "interested person" of the Adviser under the Investment Company Act.

Vote Required. An affirmative vote of the holders of a majority of the voting shares of the Fund represented in person or by proxy and entitled to vote at the Meeting is required for the election of a nominee as Trustee. The Board of Trustees recommends a vote for the election of each nominee.

Functions of the Board of Trustees. The primary responsibility for the management of the Fund rests with the Board of Trustees. The Trustees meet regularly to review the activities of the Fund and the Adviser, which is responsible for the Fund's day-to-day operations. Six regular meetings of the Trustees were held in the fiscal year ended October 31, 1994 and all of the Trustees except Mr. Cherne were present for at least 75% of those meetings. The Trustees of the Fund have appointed an Audit Committee, comprised of Messrs. Randall (Chairman), Robbins (Vice Chairman) and Cherne, none of whom is an "interested person" (as that term is defined in the Investment Company Act) of the Adviser or the Fund. The functions of the Audit Committee include (i) making recommendations to the Board concerning the selection of independent auditors for the Fund (subject to shareholder ratification); (ii) reviewing the methods, scope and results of audits and the fees charged; (iii) reviewing the adequacy of the Fund's internal accounting procedures and controls; and (iv) establishing a separate line of communication between the Fund's independent auditors and its independent Trustees. The Audit Committee met four times during the fiscal year ended October 31, 1994 and all members except Mr. Cherne attended at least 75% of those meetings. The Board of Trustees does not have a standing nominating or compensation committee.

Remuneration of Trustees. The officers of the Fund are affiliated with the Adviser. They and the Trustees of the Fund who are affiliated with the Adviser (Messrs. Galli and Spiro; Mr. Spiro is also an officer) receive no salary or fee from the Fund. The Trustees of the Fund (including Mr. Delaney, a former Trustee, but excluding Messrs. Galli and Spiro) received the total amounts shown below (i) from the Fund, during its fiscal year ended October 31, 1994, and (ii) from all 19 of the New York OppenheimerFunds (including the Fund) listed in the third paragraph of this section (and from Oppenheimer Global Environment Fund, a former New York OppenheimerFund), for services in the positions shown:

                                                               Total Compensation
                                               Aggregate       From All
                                               Compensation    New York
Name                  Position                 From Fund       OppenheimerFunds1
Leon Levy             Chairman and Trustee     $ 8,229         $141,000
Leo Cherne            Audit Committee Member and$ 4,017        $ 68,800
                        Trustee
Edmund T. Delaney     Audit Committee Member and$ 5,031        $ 86,200
                        Trustee2
Benjamin Lipstein     Study Committee Member and$ 5,031        $ 86,200
                        Trustee
Elizabeth B. Moynihan Study Committee Member3 and$ 3,537       $ 60,625
                        Trustee
Kenneth A. Randall    Audit Committee Member and$ 4,577        $ 78,400
                        Trustee
Edward V. Regan       Audit Committee Member3 and$ 3,282       $ 56,275
                        Trustee
Russell S. Reynolds, Jr.Trustee                $ 3,043         $ 52,100
Sidney M. Robbins     Study Committee Chairman,$ 7,130         $122,100
                        Audit Committee Vice-
                        Chairman and Trustee
Pauline Trigere       Trustee                  $ 3,043         $ 52,100
Clayton K. Yeutter    Trustee                  $ 3,043         $ 52,100
                                               $49,963
______________________

1For the 1994 calendar year.

2Board and committee positions held during a portion of the period shown.

3Committee position held during a portion of the period shown.

The Fund has adopted a retirement plan that provides for payment to a retired Trustee of up to 80% of the average compensation paid during that Trustee's five years of service in which the highest compensation was received. A Trustee must serve in that capacity for any of the New York OppenheimerFunds for at least 15 years to be eligible for the maximum payment. Because retirement benefits are determined by future compensation, they are not presently estimable. No provision was made during the fiscal year ended October 31, 1994 for the Fund's projected retirement benefit obligations. No payments have been made by the Fund under the plan as of October 31, 1994.

Officers of the Fund. Each officer of the Fund is elected by the Trustees to serve an annual term. Information is given below about the Fund's executive officers who are not Trustees of the Fund, including their business experience during the past five years. Messrs. Bishop, Bowen, Donohue, Farrar and Zack serve in a similar capacity with the other New York OppenheimerFunds.

Robert E. Patterson, Vice President and Portfolio Manager; Age: 51.
     Senior Vice President of the Adviser; an officer of other
     OppenheimerFunds.

Thomas P. Reedy, Vice President and Portfolio Manager; Age: 32.
     Vice President of the Adviser; an officer of other OppenheimerFunds; formerly a Securities Analyst for the Adviser.

David A. Rosenberg, Vice President and Portfolio Manager; Age: 36.
     Vice President of the Adviser; an officer of other OppenheimerFunds; formerly an officer and portfolio manager for Delaware Investment Advisors and for one of its mutual funds.

Ashwin K. Vasan, Vice President and Portfolio Manager; Age: 32.
     Vice President of the Adviser; an officer of other OppenheimerFunds; formerly a Securities Analyst for the Adviser, prior to which he was a Securities Analyst for Citibank, N.A.

Carol E. Wolf, Vice President and Portfolio Manager; Age: 43.
     Vice President of the Adviser and Centennial; an officer of other OppenheimerFunds.

Arthur J. Zimmer, Vice President and Portfolio Manager; Age: 48.
     Vice President of the Adviser and Centennial; an officer of other OppenheimerFunds; formerly Vice President of Hanifen Imhoff
     Management Company (mutual fund investment adviser).

Andrew J. Donohue, Secretary; Age: 44.
     Executive Vice President and General Counsel of the Adviser and the Distributor; an officer of other OppenheimerFunds; formerly Senior Vice President and Associate General Counsel of the Adviser and the Distributor, Partner in Kraft & McManimon (a law firm), an officer of First Investors Corporation (a broker-dealer) and First Investors Management Company, Inc. (broker-dealer and investment adviser), director and an officer of First Investors Family of Funds and First Investors Life Insurance Company.

George C. Bowen, Treasurer; Age 58.
     Senior Vice President and Treasurer of the Adviser; Vice President and Treasurer of the Distributor and HarbourView; Senior Vice President, Treasurer, Assistant Secretary and a director of Centennial; Vice President, Treasurer and Secretary of SSI and SFSI; an officer of other OppenheimerFunds.

Robert G. Zack, Assistant Secretary; Age: 46.
     Senior Vice President and Associate General Counsel of the Adviser; Assistant Secretary of SSI and SFSI; an officer of other
     OppenheimerFunds.

Robert Bishop, Assistant Treasurer; Age 36.
     Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Adviser, prior to which he was an Accountant for Yale & Seffinger, P.C., an accounting firm, and previously an Accountant and Commissions Supervisor for Stuart James Company Inc., a broker-dealer.

Scott Farrar, Assistant Treasurer; Age 29.
     Assistant Vice President of the Adviser/Mutual Fund Accounting; an officer of other OppenheimerFunds; previously a Fund Controller for the Adviser, prior to which he was an International Mutual Fund Supervisor for Brown Brothers Harriman & Co., a bank, and previously a Senior Fund Accountant for State Street Bank & Trust Company.

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
(Proposal No. 1)

The Investment Company Act requires that independent certified public accountants and auditors ("auditors") be selected annually by the Board of Trustees and that such selection be ratified by the shareholders at the next-convened annual meeting of the Fund, if one is held. The Board of Trustees of the Fund, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund or the Adviser, at a meeting held March 16, 1995, selected KPMG Peat Marwick LLP ("Peat Marwick") as auditors of the Fund for the fiscal year beginning November 1, 1994. Peat Marwick also serves as auditors for certain other funds for which the Adviser acts as investment adviser. At the Meeting, a resolution will be presented for the shareholders' vote to ratify the selection of Peat Marwick as auditors. Representatives of Peat Marwick are not expected to be present at the Meeting but will be available should any matter arise requiring their presence. The Board of Trustees recommends approval of the selection of Peat Marwick as auditors of the Fund.

                         ADDITIONAL INFORMATION

The Adviser and the Distributor. Subject to the authority of the Board of Trustees, the Adviser is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Oppenheimer Funds Distributor, Inc., a wholly-owned subsidiary of the Adviser, is the general distributor of the Fund's shares. The Adviser (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $29 billion as of December 31, 1994, and with more than 2.4 million shareholder accounts. The Adviser is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Adviser on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Adviser, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

The common stock of OAC is divided into three classes. At December 31, 1994, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 422,023 shares of Class B voting stock, and (iii) 937,403 shares of Class C non-voting stock. This collectively represented 80.2% of the outstanding common stock and 86.5% of the voting power of OAC as of that date. Certain officers and/or directors of the Adviser held (i) 706,286 shares of the Class B voting stock, representing 16.1% of the outstanding common stock and 10.9% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 744,282 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and two of whom (Messrs. Robert G. Galli and Donald W. Spiro) serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Adviser). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. Since November 1, 1993, the only transaction by persons who serve as Trustees of the Fund in excess of 1% of the outstanding shares of common stock or options of OAC were by Mr. Galli, who surrendered to OAC 45,445 stock appreciation rights issued in tandem with the Class C OAC options for $2,821,736, and by Mr. Spiro, who sold 50,000 shares of Class B OAC common stock to MassMutual for $3,740,000, in each instance for cash payments by OAC or MassMutual to be made as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).

The names and principal occupations of the executive officers and directors of the Adviser are as follows: Jon S. Fossel, Chairman, Chief Executive Officer and a director; Bridget A. Macaskill, President and a director; Donald W. Spiro, Chairman Emeritus and a director; Robert G. Galli and James C. Swain, Vice Chairmen of the Board of Directors of the Adviser; Robert C. Doll, Jr. and O. Leonard Darling, Executive Vice Presidents; Tilghman G. Pitts III, Executive Vice President and a director; Andrew J. Donohue, Executive Vice President and General Counsel; Kenneth C. Eich, Executive Vice President and Chief Financial Officer; George C. Bowen, Senior Vice President and Treasurer; Victor Babin, Loretta McCarthy, Robert Patterson, Nancy Sperte, Arthur Steinmetz, Ralph Stellmacher and Robert G. Zack, Senior Vice Presidents. The address of Messrs. Bowen, Eich, Freedman and Swain is 3410 South Galena Street, Denver, Colorado 80231. The address of all other officers and directors is Two World Trade Center, New York, New York 10048-0203, which is also the address of the Adviser and OAC.

The Administrator.  Mitchell Hutchins Asset Management Inc. (the
"Administrator") serves as the Fund's Administrator pursuant to an Administration Agreement between the Fund and the Administrator. The address of the Administrator, an affiliate of Paine Webber Incorporated, is 1285 Avenue of the Americas, New York, New York 10019.

                    RECEIPT OF SHAREHOLDER PROPOSALS

Any shareholder who wishes to present a proposal for action at the next annual meeting of shareholders and who wishes to have it set forth in a proxy statement and identified in the form of proxy prepared by the Fund must notify the Fund in such a manner so that such notice is received by the Fund by December 1, 1995 and in such form as is required under the rules and regulations promulgated by the Securities and Exchange Commission.

                             OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as may properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.

                         By Order of the Board of Trustees,


                         Andrew J. Donohue, Secretary

March 31, 1995

                  OPPENHEIMER MULTI-SECTOR INCOME TRUST
      PROXY FOR ANNUAL SHAREHOLDERS MEETING TO BE HELD MAY 3, 1995

Your shareholder vote is important!

Your prompt response can save your Fund the expense of another mailing.

Please mark your proxy on the reverse side, date and sign it, and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

              Please detach at perforation before mailing.
- --------------------------------------------------------------------------
Oppenheimer Multi-Sector Income Trust
Proxy for Annual Shareholders Meeting to be held May 3, 1995

The undersigned shareholder of Oppenheimer Multi-Sector Income Trust (the "Fund") does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Annual Meeting of Shareholders of the Fund to be held May 3, 1995, at 3410 South Galena Street, Denver, Colorado, 80231 at 11:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting for the election of Trustees and on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHICH RECOMMENDS A VOTE FOR THE ELECTION OF ALL NOMINEES FOR TRUSTEE AND FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS
INDICATED ON THE REVERSE SIDE OR FOR IF NO CHOICE IS INDICATED.

                                                                      OVER

Oppenheimer Multi-Sector Income Trust/Proxy for Annual Shareholders Meeting to be held May 3, 1995

Your shareholder vote is important!

Your prompt response can save your Fund money.
Please vote, sign and mail your proxy ballot (this card) in the enclosed postage-paid envelope today, no matter how many shares you own. A majority of the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.
              Please detach at perforation before mailing.
- -------------------------------------------------------------------------
1. Election of Trustees

   A) R. Galli           D) E. Regan
   B) B. Lipstein        E) R. Reynolds
   C) K. Randall

   ____ FOR all nominees listed              ____ WITHHOLD AUTHORITY
   except as marked to the contrary at       to vote for all nominees
   left.  Instruction: To withhold           listed at left.
   authority to vote for any individual
   nominee, line out that nominee's name
   at left.

2. Ratification of selection of KPMG Peat Marwick LLP as independent auditors (Proposal No. 1)

          FOR____        AGAINST____         ABSTAIN____


                    Dated:  _______________________, 1995
                            (Month)         (Day)

                        ___________________________________
                            Signature(s)

                        ___________________________________
                            Signature(s)

                        Please read both sides of this ballot.

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on behalf of such entity and give his or her title.

                                (Logo) OppenheimerFunds

Jon S.Fossel                        Oppenheimer Management Corporation
Chairman and                        Two World Trade Center
Chief Executive Officer             New York, NY 10048-0203
                                    800 647-7374

                                    April 1995

Your vote counts...

Dear Oppenheimer Multi-Sector Income Trust Shareholder:

     We have scheduled a shareholder meeting for May 3, 1995 to consider and vote on some important items concerning your Fund. A notice of the meeting and a proxy statement detailing these matters are enclosed. Your Board of Trustees, which represents you in matters regarding your Fund, recommends approval of the items now being submitted to shareholders for a vote.

How do you vote?

     No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today.

What are the items?

     - Election of Trustees. There are 5 nominees for Trustees up for election. A brief statement of the Trustees' names and backgrounds is included for your information.

     - Ratification of Auditors. Your approval is requested on the appointment of the independent auditing firm that reviews the financial statements of your Fund.

     If you have questions regarding these items, please contact your financial advisor or call us at 1-800-687-7374.

                                    Sincerely,

                                    /s/ Jon S. Fossel

                                    Jon S. Fossel



P.S. Casting your vote is quick and easy, so please take a moment to complete the proxy ballot.